SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is May 9, 2024.

MFS® Government Securities Fund
MFS® Inflation-Adjusted Bond Fund
MFS® Municipal High Income Fund
MFS® Municipal Income Fund
MFS® Municipal Intermediate Fund
MFS® Municipal Limited Maturity Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Geoffrey Schechter has announced his intention to retire effective September 30, 2025, and he will no longer be a portfolio manager of the fund as of that date.

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